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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                      FOUR CORNERS FINANCIAL CORPORATION
                               (Name of Issuer)

                      FOUR CORNERS FINANCIAL CORPORATION
                             Frank B. Iacovangelo
                            Bernard J. Iacovangelo
                            Anthony M. Iacovangelo
                          Wegman Building Associates
                     (Name of Person(s) Filing Statement)

                         Common Stock, $.04 Par Value
                        (Title of Class of Securities)

                                  350836102
                                (CUSIP Number)

                          Richard B. Sullivan, Esq.
                            Chamberlain, D'Amanda,
                           Oppenheimer & Greenfield
                           1600 Crossroads Building
                               Two State Street
                          Rochester, New York 14614
                                (716) 232-3730
    (Name, Address and Telephone of Persons Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):
a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14-C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. / / The filing of a registration statement under the Securities Act of 1933.

c. / / A tender offer.

d. / / None of the above.

         Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /X/

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                       CALCULATION OF REGISTRATION FEE

          Transaction Valuation*                Amount of Filing Fee
          ----------------------                --------------------

                  $4232                                 $.85

*Determined by a) multiplying the per fractional share cash payment of $12.00 times each fraction of a share resulting from the 1 for 100 Reverse Stock Split paid to fractional shareholders in lieu of the issuance of fractional shares ($2,532); and b) by adding the amount of the indebtedness owed to shareholders owning fractional shares as the result of the 1 for 4 reverse stock split of July 31, 1992, together with simple interest thereon at the rate of 10 percent per annum ($1,700).

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:   $.85

Form or Registration Number:  13E-3

Filing Party:  Four Corners Financial Corporation

Date Filed:  July 28, 1998

This Rule 13E-3 Transaction Statement is being filed by Four Corners Financial Corporation (the "Company"), Frank B. Iacovangelo, Bernard J. Iacovangelo, Anthony M. Iacovangelo and Wegman Building Associates with respect to the class of equity securities of the Company that is subject to a Ruley13e-3 transaction. The Company is submitting to its stockholders a proposal to approve and adopt a Certificate of Amendment to its Restated Certificate of Incorporation providing (a)yfor reduction in the number of authorized shares of the Company's common stock, $.04 par value (the "Common Stock") from15,000,000 authorized shares to 150,000 authorized shares with $4.00 par value; (b) for a 1 for 100 reverse stock split of the Company's Common Stock, and (c) for a cash payment in the amount of $12.00 per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of new common stock to stockholders who, after the reverse stock split, own a fractional share of new common stock. TheyCompany is also submitting to its shareholders a Proposal to pay the indebtedness to certain stockholders resulting from the Company's 1 for 4 reverse stock split on July 31, 1992, together with interest thereon.

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The Reverse Stock Split and the Payment Proposal are made upon the terms and subject to the conditions set forth in the Company's Proxy Statement for the Company's Special Meeting of Stockholders scheduled to be held on December 8, 1998, a copy of which is filed as an exhibit hereto and is incorporated hereby by reference in its entirety.

The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement filed by the Company with the Securities and Exchange Commission on July 28, 1998, (including all exhibits thereto, the "Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, a copy of which is attached thereto as Exhibit (d)(1), is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                    CROSS REFERENCE SHEET SHOWING LOCATION
                IN PRELIMINARY PROXY STATEMENT OF INFORMATION
                     REQUIRED BY ITEMS IN SCHEDULE 13E-3

                 Schedule 13E-3
             Item Number and Caption              Location in Proxy Statement
             -----------------------              ---------------------------

Item 1.   Issuer and Class of Security
          Subject to the Transaction

          Item 1(a)                               Notice and Cover Page of
                                                  Proxy Statement

          Item 1(b)                               Cover Page of Proxy
                                                  Statement; "The Reverse
                                                  Stock Split - Background."

          Item 1(c)                               "Market Prices, for Shares
                                                  of Common Stock, Dividends
                                                  and Common Stock Information."

          Item 1(d)                               "Market Prices for Shares of
                                                  Common Stock; Dividends and
                                                  Common Stock Information."

          Item 1(e)                               Not Applicable

          Item 1(f) "The Reverse Stock Split - Fairness" and "Market Prices for Shares of Common Stock;
                                                  Dividends and Common Stock
                                                  Information"

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Item 2.   Identity and Background

          Items 2(a)-(d)                          "The Reverse Stock Split -
                                                  Recommendation of the Board
                                                  of Directors; Directors and
                                                  Executive Officers of the
                                                  Company."

          Items 2(e) and (f)                      Not Applicable

          Item 2(g)                               "Directors and Executive
                                                  Officers of the Company."

Item 3.   Past Contracts, Transactions

          Items 3(a)(1) and 3(a)(2)               Not Applicable

          Item 3(b)                               "Going Private; Considerations
                                                  of Alternatives to Reverse
                                                  Stock Split; The Reverse
                                                  Stock Split - Background."

Item 4.   Terms of the Transaction

          Item 4(a)                               "The Reverse Stock Split-
                                                  Purposes; The Reverse Stock
                                                  Split-Structure and Payment
                                                  of Cash Consideration."

          Item 4(b)                               Not Applicable

Item 5.   Plans or Proposals of the
          Issuer or Affiliate

          Items 5(a)                              "The Reverse Stock Split -
                                                  Certain Effects; Plans for
                                                  the Company After the
                                                  Reverse Stock Split."

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Item 6.   Source and Amounts of
          Funds or Other Consideration

          Items 6(a) and 6(b)                     "The Reverse Stock Split -
                                                  Expenses."

          Item 6(c)                               Not Applicable

          Item 6(d)                               Not Applicable

Item 7.   Purpose(s), Alternatives,
          Reasons and Effects

          Item 7(a)-7(d)                          "The Reverse Stock Split -
                                                  Background; Going Private -
                                                  Consideration of
                                                  Alternatives to Reverse
                                                  Stock Split; The Reverse
                                                  Stock Split - Purpose; The
                                                  Reverse Stock Split -
                                                  Structure and Treatment of
                                                  Cash Consideration; The
                                                  Reverse Stock Split -
                                                  Certain Effects."

Item 8.   Fairness of the Transaction

          Item 8(a)
                                                  "The Reverse Stock Split -
                                                  Fairness; The Reverse Stock
                                                  Split - Purpose."

          Item 8(b)                               "The Reverse Stock Split -
                                                  Fairness; The Reverse Stock
                                                  Split - Purpose; The Reverse
                                                  Stock Split - Background."

          Item 8(c)                               "The Reverse Stock Split -
                                                  Fairness."

          Item 8(d)                               "The Reverse Stock Split -
                                                  Fairness."

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          Item 8(e)                               "The Reverse Stock Split -
                                                  Fairness; Recommendation of
                                                  Board of Directors."

          Item 8(f)                               Not Applicable

Item 9.   Reports, Opinions, Appraisals
          and Certain Negotiations

          Items 9(a) and 9(b)                     "The Reverse Stock Split -
                                                  Fairness."

          Item 9(c)                               "The Reverse Stock Split -
                                                  Exhibit B."

Item 10.  Interest in Securities of
          the Issuer

          Items 10(a) and (10(b)                  "Directors and Executive
                                                  Officers; Security Ownership
                                                  of Certain Beneficial Owners
                                                  and Management."

Item 11.  Contracts, Arrangements or
          Understandings with Respect
          to the Issuer's Securities

          Item 11                                 Not Applicable

Item 12.  Present Intention and
          Recommendation of Certain
          Persons with Regard to the
          Transaction

          Items 12(a) and 12(b)                   "The Reverse Stock Split -
                                                  Recommendation of the Board
                                                  of Directors."

Item 13.  Other Provisions of the
          Transaction

          Item 13(a)                              "The Reverse Stock Split -
                                                  Appraisal Rights; The Reverse
                                                  Stock Split - Certain Effects;
                                                  Proposal Three."

          Items 13(b)-(c)                         Not Applicable

Item 14.  Financial Information

          Item 14(a)                              "Historical Consolidated
                                                  Financial Information of the
                                                  Company."

          Item 14(b)                              "Pro Forma Consolidated
                                                  Financial Information of the
                                                  Company."

Item 15.  Persons and Assets Employed,
          Retained or Utilized

          Items 15(a) and 15(b)                   Not Applicable

Item 16.  Additional Information

          Item 16.                                Proxy Statement in its
                                                  Entirety, including Exhibits
                                                  thereto.

Item 17.  Material to be Filed as
          Exhibits

          Item 17(a)                              Not Applicable

          Item 17(b)                              Report of Bonadio and Company*

          Item 17(c)                              Not Applicable

          Item 17(d)                              Proxy Statement in its
                                                  Entirety, including Exhibits
                                                  thereto.

          Item 17(e)                              Not Applicable

          Item 17(f)                              Not Applicable


*Filed as Exhibit B to the Proxy Statement

Item 1.               Issuer and Class of Security Subject to the Transaction.

                 (a) The name of the issuer is Four Corners Financial Corporation, a Delaware corporation, and the address of its executive offices is 370 East Avenue, Rochester, New York 14604.

                 (b) The exact title of the class of equity securities to which this Statement relates is Common Stock, $.01 par value. The information set forth on the Cover page and under the caption "The Reverse Stock Split - Background" of the Proxy Statement is incorporated herein by reference.

                 (c) The information set forth under the caption "Market Prices for Shares of Common Stock; Dividends and Common Stock Information" of the Proxy Statement is incorporated herein by reference.

                 (d) The information set forth under the caption "Market Prices for Shares of Common Stock; Dividends and Common Stock Information" of the Proxy Statement is incorporated herein by reference

                 (e)  Not Applicable.

                 (f) The information set forth under the captions "The Reverse Stock Split - Fairness" and "Market Prices for Shares of Common Stock; Dividends and Common Stock Information" of the Proxy Statement is incorporated herein by reference.

Item 2.
Format                Identity and Background.

         (a)-(d) and
         (g) This Statement is being filed by Four Corners Financial Corporation, a Delaware corporation, engaged in the business of providing services and products utilized in commercial and residential real estate transactions, with its executive offices at 370 East Avenue, Rochester, NY 14604, and by Frank B. Iacovangelo, Bernard J. Iacovangelo, Anthony M. Iacovangelo and Wegman
                      Building Associates. The information set forth under the caption "Directors and Executive Officers" and "Securities Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference

         (e) and (f)  Each person described under the captions "Directors and
                      Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is a citizen of the United States and during the last five years no such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

Item 3.               Past Contacts, Transactions or Negotiations.

           (a)(1)and  Not Applicable
           (a)(2)

                 (b) The information set forth under the captions "The Reverse Stock Split - Background; Going Private - Considerations of Alternatives to Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

Item 4.               Terms of the Transaction.

                 (a) The information set forth under the captions "The Reverse Stock Split-Purposes; The Reverse Stock Split-Structure and Payment of Cash Consideration" of the Proxy Statement is incorporated herein by reference.

                 (b)  Not Applicable.

Item 5.               Plans or Proposals of the Issuer or Affiliate.

           (a) - (g)  The information set forth under the captions "The Reverse
                      Stock Split - Certain Effects; Plans for the Company after The Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

Item 6.               Source and Amounts of Funds or Other Consideration.

         (a) and (b)  The information set forth under the caption "The Reverse
                      Stock Split - Expenses" of the Proxy Statement is incorporated herein by reference.

                 (c)  Not applicable.

                 (d)  Not Applicable

Item 7.               Purpose(s), Alternatives, Reasons and Effects.

             (a)-(d) The information set forth under the captions "The Reverse Stock Split - Background; Going Private; Consideration of Alternatives to Reverse Stock Split; The Reverse Stock Split - Purpose; The Reverse Stock Split - Structure and Treatment of Cash Consideration; The Reverse Stock Split - Certain Effects" of the Proxy Statement is incorporated herein by reference.

Item 8.               Fairness of the Transaction

                 (a) The information set forth under the captions "The Reverse Stock Split - Fairness; the Reverse Stock Split - Purpose" of the Proxy Statement is incorporated herein by reference.

                 (b) The information set forth under the captions "The Reverse Stock Split - Fairness; The Reverse Stock Split Purpose; The Reverse Stock Split - Background" of the Proxy Statement is incorporated herein by reference.

                 (c) The information set forth under the caption "The Reverse Stock Split - Fairness" of the Proxy Statement is incorporated herein by reference.

                 (d) The information set forth under the caption "The Reverse Stock Split - Fairness" of the Proxy Statement is incorporated herein by reference.

                 (e) The information set forth under the caption "The Reverse Stock Split - Fairness; Recommendation of Board of Directors" of the Proxy Statement is incorporated herein by reference.

                 (f)  Not Applicable

Item 9.               Reports, Opinions, Appraisals and Certain Negotiations.

         (a) and (b)  The information set forth under the caption "The Reverse
                      Stock Split - Fairness" of the Proxy Statement is incorporated herein by reference.

                 (c) The information set forth under the caption "The Reverse Stock Split - Exhibit B" of the Proxy Statement is incorporated herein by reference.

Item 10.              Interest in Securities of the Issuer.

         (a) and (b)  The information set forth under the captions "Directors and Executive Officers; Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

                      Not Applicable.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

         (a) and (b)  The information set forth under the caption "The Reverse
                      Stock Split - Recommendation of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

Item 13.              Other Provisions of the Transaction.

                 (a) The information set forth under the captions "The Reverse Stock Split - Appraisal Rights; The Reverse Stock
                      Split - Certain Effects" of the Proxy Statement is incorporated herein by reference.

             (b)-(c)  Not Applicable

Item 14.              Financial Information.

                 (a) The information set forth under the caption "Historical Consolidated Financial Information of the Company" of the Proxy Statement is incorporated herein by reference.

                 (b) The information set forth under the caption "Pro Forma Consolidated Financial Information of the Company" is incorporated herein by reference.

Item 15.              Persons and Assets Employed, Retained or Utilized.

         (a) and (b)  Not Applicable.

Item 16.              Additional Information.

                      All of the information set forth in the Proxy Statement, including the Exhibits thereto, is incorporated hereby by reference.

Item 17.              Material to be Filed as Exhibits.

                 (a)  Not Applicable.

                 (b) Report of Bonadio & Co.,yLLP is incorporated by reference from Exhibit B to the Proxy Statement filed as Exhibit
                      (d)(1) hereto.

                 (c)  Not Applicable.

              (d)(1) Proxy Statement of Four Corners Financial Corporation for the Special Meeting of Stockholders to be held on September 9, 1998.

              (d)(2)  Proxy Card

                 (e)  Not Applicable.

                 (f) As of the date of this Statement, no written instruction, form or other material has been furnished to any person making the actual oral solicitation or other recommendation for such person's use, directly or indirectly in connection with the Rule 13e-3 transaction.

                        SIGNATURE

         After due inquiry and to the best of my knowledge and belief, the undersigned, and each of them, certify that the information set forth in this statement is true, complete and correct.

                                            FOUR CORNERS FINANCIAL CORPORATION

DATE: __________________, 1998              By: /s/
                                                -------------------------------
                                                Bernard J. Iacovangelo,
                                                Secretary and Director

                                                /s/
                                                -------------------------------
                                                Frank B. Iacovangelo

                                                /s/
                                                -------------------------------
                                                Bernard J. Iacovangelo

                                                /s/
                                                -------------------------------
                                                Anthony M. Iacovangelo



                                                Wegman Building Associates


                                            By: /s/
                                                -------------------------------
                                                Its Managing Partner

EXHIBIT INDEX

EXHIBIT                           DESCRIPTION                             PAGE
-------                           -----------                             ----

99.17(a)                      Not Applicable

99.17(b)                      Report of Bonadio & Co.,
                              LLP incorporated by reference
                              from Exhibit B to the
                              Proxy Statement filed as
                              Exhibit 99.17(d) (1) hereto.

99.17(c)                      Not Applicable

99.17(d)(1)                   Proxy Statement

99.17(d)(2)                   Proxy Card

99.17(e)                      Not Applicable

99.17(f)                      None